UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2023

BRILLIANT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39341	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Dan Ba Road, C-9, Putuo District,

Shanghai, Peoples Republic of China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 021-80125497

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share, one Right and one Redeemable Warrant	BRLIU	The Nasdaq Stock Market LLC

Ordinary Shares, no par value per share	BRLI	The Nasdaq Stock Market LLC

Rights, each right entitling the holder to 1/10 of one Ordinary Share	BRLIR	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Ordinary Share for $11.50 per share	BRLIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Shareholders

On February 21, 2023, Brilliant Acquisition Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) for the purpose of approving: (i) the Director Election Proposal and (ii) the Auditor Ratification Proposal. For more information on these proposals, which are described below, please refer to the Company’s proxy statement, dated February 9, 2023, as filed by the Company with the Securities and Exchange Commission on February 9, 2023.

As of the record date of February 9, 2023, there were 1,816,733 ordinary shares issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, there were present, in person or by proxy, shareholders holding an aggregate of 1,368,952 ordinary shares, representing approximately 75.35% of the ordinary shares issued and outstanding and entitled to vote at the Annual Meeting; therefore a quorum was present.

Director Election Proposal — a proposal to re-elect Zan Wu and Brian Ferrier as the Class I directors to the Company’s Board of Directors.

The two Class I director nominees proposed by the Company’s Board of Directors were each re-elected to serve as a director until the second annual meeting of shareholders following the Annual Meeting and until their successors are duly elected and qualified. The final voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Vote
Zan Wu	1,364,534	4,418	0
Brian Ferrier	1,364,534	4,418	0

Auditor Ratification Proposal — a proposal to ratify the appointment of Marcum Bernstein & Pinchuk LLP, as the Company’s independent registered public accounting firm, for the fiscal year ended December 31, 2022.

Shareholders voted to ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. The Auditor Ratification Proposal received the following final voting results:

For	Against	Abstain	Broker Non-Vote
1,368,952	0	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIANT ACQUISITION CORPORATION

	By:	/s/ Dr. Peng Jiang
		Name:	Dr. Peng Jiang
		Title:	Chief Executive Officer

Dated: February 21, 2023

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